UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: February 19, 2008
(Date of earliest event reported)
POSSIS MEDICAL, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 0-944

Minnesota (State or other jurisdiction of incorporation)	41-0783184 (IRS Employer Identification No.)
9055 Evergreen Boulevard NW
Minneapolis, Minnesota 55433-8003
(Address of principal executive offices, including zip code)
(763) 780-4555
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX

Item 1.01.	Entry into Material Definitive Agreement.
     On February 20, 2008, MEDRAD, Inc. (“MEDRAD”), Phoenix Acquisition Corp. (“Phoenix”), and Possis Medical, Inc. (the “Company”) entered into Amendment No. 1 (“Amendment No. 1”) to the Agreement and Plan of Merger dated February 11, 2008 between the parties (as so amended, the “Merger Agreement”). The sole purpose of Amendment No. 1 was to correct a representation relating to outstanding options.
     Pursuant to the terms and conditions of the Merger Agreement, MEDRAD commenced a tender offer (the “Offer”) to acquire all the outstanding shares of common stock of the Company (the “Shares”) at a price of $19.50 per Share, net to the seller without interest.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Employment Agreements
     At the request of MEDRAD, but as approved by the Compensation Committee of the Company, the Company entered into employment agreements with Messrs. Colacci, Fisher, Gustafson and McCarrey on February 19, 2008. The employment agreements become effective only on and after acceptance of tenders of and payment for the Shares pursuant to the Offer (the “Acceptance Date”).
     Chief Financial Officer and General Counsel. When effective, the employment agreements with Jules L. Fisher, Chief Financial Officer of the Company, and Irving R. Colacci, General Counsel of the Company, require the Company to pay (i) all of the sums due Mr. Fisher and Mr. Colacci as a cash transaction bonus under the Company’s Change in Control Termination Pay Plan (the “Plan”) and, (ii) in recognition of their entitlement to severance payments under the terms of the Plan notwithstanding their employment on the terms set forth in the employment agreements, an additional payment equal to the severance payments that would be due Mr. Fisher and Mr. Colacci under the Plan if their employment had been terminated on the effective date of their employment agreements. The Company estimates that each of Mr. Fisher and Mr. Colacci will be paid a cash transaction bonus of approximately $1,087,116. In addition, the Company estimates that the aggregate value of severance payments due to each of Mr. Fisher and Mr. Colacci under the Plan are approximately $664,254 and $633,254, respectively.
     During the six month term of their employment agreements, Mr. Fisher will be paid a base salary equal to $200,000 per year, plus a bonus based upon achievement of certain targets of up to $65,500, and Mr. Colacci will be paid a base salary equal to $190,000 per year, plus a bonus based upon achievement of certain targets of up to $60,000. In addition, Mr. Fisher and Mr. Colacci will receive the health and welfare benefits, and other benefits (including automobile allowance, health club membership allowance, tax preparation allowance, and deferred compensation contribution) they received prior to the effective date for the six month term of the employment agreements, and continuing for two years after those agreements terminate. The Company estimates the value of such benefits for Mr. Fisher and Mr. Colacci during the two years after termination at approximately $72,813 and $70,207, respectively. Mr. Fisher and Mr. Colacci will also be entitled to $15,000 of group outplacement counseling services after termination of the employment agreement.
     Other Executive Officers. The employment agreements with James D. Gustafson, Senior Vice President, Research & Development, Engineering, Clinical Evaluation and Chief Quality Officer and Shawn F. McCarrey, Executive Vice President, Worldwide Sales & Marketing provide for the continued employment of each executive until the agreement is terminated. The agreements may be terminated by either the Company or the executive with 30 days written notice.

     Under the employment agreements, the Company acknowledges that Mr. Gustafson and Mr. McCarrey will be entitled to the cash transaction bonus under the Plan at the effective date of each employment agreement. The Company estimates that each of Mr. Gustafson and Mr. McCarrey will be paid a cash transaction bonus of approximately $1,087,116.
     Under the employment agreements, each of Mr. Gustafson and Mr. McCarrey waived any severance payments due under the Plan as a result of termination of employment. Instead, each employment agreement provides that in the event the executive’s employment is terminated prior to the second anniversary of the employment agreement without “cause” (as defined in the employment agreement), the executive will be entitled to participate in the Company’s welfare benefit plans and receive other equivalent benefits for a period of 24 months following such termination and will be entitled to the following payments: Mr. Gustafson, $578,671 and Mr. McCarrey, $675,860. If the executive remains employed after the second anniversary of the agreement, the executive is entitled to a payment of $100,000.
     During the term of the agreements, Mr. Gustafson will be paid an annual base salary equal to $189,600 per year, plus an annual bonus based upon achievement of certain targets of up to $133,000 and Mr. McCarrey will be paid an annual base salary equal to $204,000 per year, plus an annual bonus based upon achievement of certain targets of up to $200,000. Because the Company was exceeding bonus targets at the time of announcement of the transaction and because the Company’s performance for the fiscal year ending July 31, 2008 may be affected by the change in control, the employment agreements for these executives provide for full payment of the annual bonus as of July 31, 2008, and a bonus of a pro rata amount (five-twelfths) based upon achievement of new targets for the balance of the current calendar year.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of February 20, 2008, by and among MEDRAD, Inc., Phoenix Acquisition Corp. and the Company (incorporated by reference to Exhibit (e)(2) to the Company’s Schedule 14D-9 filed on February 25, 2008)

10.1	Employment Agreement, dated February 19, 2008, between the Company and Jules L. Fisher (incorporated by reference to Exhibit (e)(4) to the Company’s Schedule 14D-9 filed on February 25, 2008)

10.2	Employment Agreement, dated February 19, 2008, between the Company and Irving R. Colacci (incorporated by reference to Exhibit (e)(5) to the Company’s Schedule 14D-9 filed on February 25, 2008)

10.3	Employment Agreement, dated February 19, 2008, between the Company and James D. Gustafson (incorporated by reference to Exhibit (e)(6) to the Company’s Schedule 14D-9 filed on February 25, 2008)

10.4	Employment Agreement, dated February 19, 2008, between the Company and Shawn F. McCarrey (incorporated by reference to Exhibit (e)(7) to the Company’s Schedule 14D-9 filed on February 25, 2008)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSSIS MEDICAL, INC.
By:	/s/ Robert G. Dutcher
Robert G. Dutcher
Chief Executive Officer

Date: February 25, 2008

EXHIBIT INDEX

Exhibit No.	Description

2.1
Amendment No. 1 to Agreement and Plan of Merger, dated as of February 20, 2008, by and among MEDRAD, Inc., Phoenix Acquisition Corp. and the Company (incorporated by reference to Exhibit (e)(2) to the Company’s Schedule 14D-9 filed on February 25, 2008)

10.1	Employment Agreement, dated February 19, 2008, between the Company and Jules L. Fisher (incorporated by reference to Exhibit (e)(4) to the Company’s Schedule 14D-9 filed on February 25, 2008)

10.2	Employment Agreement, dated February 19, 2008, between the Company and Irving R. Colacci (incorporated by reference to Exhibit (e)(5) to the Company’s Schedule 14D-9 filed on February 25, 2008)

10.3	Employment Agreement, dated February 19, 2008, between the Company and James D. Gustafson (incorporated by reference to Exhibit (e)(6) to the Company’s Schedule 14D-9 filed on February 25, 2008)

10.4	Employment Agreement, dated February 19, 2008, between the Company and Shawn F. McCarrey (incorporated by reference to Exhibit (e)(7) to the Company’s Schedule 14D-9 filed on February 25, 2008)